Supplement Dated September 6, 2023
To The Prospectus Dated May 1, 2023

JNL® Series Trust

Effective September 1, 2023, the following investment option is now offered through the Jackson National Life Insurance Company® Defined Contribution Plan and the Jackson National Life Insurance Company® Managers Deferred Income Plan (collectively, the “Plans”):

•	William Blair Large Cap Growth Collective Investment Fund

When the market closed (4:00 p.m. Eastern time) on September 1, 2023, one investment option offered through the Plans became no longer available. As a result, all existing balances and future contributions were transferred to the new investment option. See the below chart for details. The transfer of balances will appear as an exchange on your account history and quarterly statement. You may also receive a prospectus as a result of these transactions.

Old Investment Option	New Investment Option
JNL/T. Rowe Price Established Growth Fund B	William Blair Large Cap Collective Investment Fund Class 5

This Supplement is dated September 6, 2023.